Rule 497(e)

File Nos. 333-194043 and 811-07549

SCHWAB ONESOURCE CHOICE VARIABLE ANNUITYTM

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated March 11, 2020 to the Prospectus

and Statement of Additional Information (“SAI”) dated May 1, 2019

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2019. To the extent the Prospectus dated May 1, 2019 is inconsistent with or does not include the information in this Supplement, the Supplement amends and modifies the Prospectus to include the following information.

On December 20, 2019, the President signed into law the Setting Every Community Up for Retirement Enhancement Act of 2019 (the “SECURE Act”). The SECURE Act makes significant changes to laws governing individual retirement accounts and individual retirement annuities (collectively, “IRAs”) and “defined contribution” retirement plans, such as 401(k), 403(b) and 457(b) plans. The effective date for many of the provisions of the new law is January 1, 2020.

Accordingly, the Prospectus for your annuity contract is revised to conform to the provisions of the SECURE Act as follows:

Increase in RMD Age

For IRA owners who attain age 70 1⁄2 after 2019 (i.e., were born on or after July 1, 1949), the age at which you must begin taking Required Minimum Distributions has increased to 72. This change does not apply to individuals who attained age 70 1⁄2 before January 1, 2020 (i.e., were born on or before June 30, 1949).

Elimination of Age Limit for Contributions to Traditional IRAs

Before the enactment of the SECURE Act, an individual was prohibited from making additional annual contributions to a traditional (non-Roth) IRA after attaining age 70 1⁄2. The SECURE Act eliminated this limitation on contributions to traditional IRAs for tax years after December 31, 2019.

Changes to Timing of Death Benefit Distributions

Prior to the SECURE Act, beneficiaries of an annuity that was part of an IRA could elect to have the annuity’s death benefit distributed over the beneficiary’s life expectancy. Under the new rule, except for eligible designated beneficiaries (“EDBs”), the beneficiary must receive the entire death benefit within 10 years of the annuity owner’s death. EDBs may still elect to take distributions over their life expectancy or over a period not extending beyond their life expectancy, but the 10-year requirement applies when they die. EDBs include: (1) the owner‘s surviving spouse, (2) the owner’s minor child (until they reach the age of majority), (3) a disabled person, (4) a chronically ill person, or (5) an individual who is not more than 10 years younger than the owner. A beneficiary’s status as an EDB is determined on the date of the owner’s death.

Portfolio Closures

Effective May 1, 2020, the following Portfolios (the “Closed Portfolios”) will close to new investors and new Contributions:

●	BNY Mellon IP MidCap Stock Portfolio (Initial Shares)
●	BNY Mellon VIF Growth and Income Portfolio (Initial Shares)
●	DWS Global Small Cap VIP (Class A Shares)
●	DWS Small Mid Cap Growth VIP (Class A Shares)
●	Invesco Oppenheimer V.I. International Growth Fund (Series I Shares)
●	Invesco V.I. Growth and Income Fund (Series I Shares)
●	Invesco V.I. International Growth Fund (Series I Shares)
●	Ivy VIP International Core Equity (Class II Shares)
●	MFS Utilities Series (Service Class Shares)
●	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class S Shares)

Effective May 1, 2020, you may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Closed Portfolios. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Closed Portfolios should contact the Retirement Resource Operations Center immediately to make alternate arrangements. If you fail to make alternate arrangements by May 1, 2020, any allocations made to the Sub-Accounts for the Closed Portfolios will be automatically directed to the Sub-Account for the Schwab Government Money Market Portfolio.

If you have any questions regarding this Supplement, please call the Retirement Resource Operations Center toll-free at (800) 838-0650, or write to the Retirement Resource Operations Center at PO Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and SAI dated May 1, 2019.

Please read this Supplement carefully and retain it for future reference.

MKT110560-00

MK:00243645